Exhibit 99.1

December2021

This Presentation (the "Presentation") is for informational purposes only to assist interested parties in making an evaluation with respect to a proposed business combination between Global SPAC Partners Co . (“Global”) Gorilla Technology Group Inc . (the "Company" or “Gorilla”) (the “Potential Business Combination”) and is being furnished solely for use by prospective investors in connection with their consideration of an investment in Global . This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Potential Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Global, the Company, or any of their respective affiliates . Specifically, this Presentation shall not constitute a solicitation as defined in Rule 14 a - 1 of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions . The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Exchange Act and the rules and regulations promulgated thereunder, and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . The Company nor any of its respective affiliates, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this Presentation or any other information (whether communicated in written or oral form) transmitted or made available to prospective acquirers or investors and each of such persons expressly disclaims any and all liability relating to or resulting from the use of this Presentation or such other information by a prospective acquirer or investor or any of their affiliates or representatives . Prospective investors are not entitled to rely on the accuracy or completeness of the Presentation and are entitled to rely solely on only those particular representations and warranties, if any, which may be made by the Company to an investor in a subscription agreement, when, as and if executed, and subject to such limitations and restrictions as may be specified therein . Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that the subject matter hereof and all of the information contained herein is of a confidential nature and that the recipient will treat such information in a confidential manner and will not, directly or indirectly, disclose or permit its affiliates or representatives to disclose any information regarding its receipt hereof or any information contained herein to any other person or reproduce, disseminate, quote or refer to this Presentation, in whole or in part, without the prior written consent of the Company, and you agree to delete or destroy this Presentation upon Global’s or Gorilla’s request . Projections - The financial projections presented in this Presentation represent management's current estimates of future performance based on various assumptions, which may or may not prove to be correct . The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the projections and accordingly they did not express an opinion or provide any other form of assurance with respect thereto . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying these projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risk that could cause actual results to differ materially from those contained in these projections . See “Forward - Looking Statements” below . Accordingly, there can be no assurance that these projections will be realized . Further, industry experts may disagree with these assumptions and with management's view of the market and the prospects for the Company . This Presentation does not purport to contain all information which may be material to an acquirer or investor, and recipients of this Presentation should conduct their own independent evaluation and due diligence of the Company . Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that if such recipient determines to engage in a transaction with the Company, its determination will be based solely on the terms of the definitive agreement relating to such transaction and on the recipient’s own investigation, analysis and assessment of the Company and the transaction . The Company does not intend to update or otherwise revise this Presentation following its distribution and the Company does not make any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this Presentation after the date of the Presentation . Unless noted otherwise, all financial figures contained in this Presentation are in U . S . Dollars .

Use of Data - The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein is not an indication as to future performance . Global and the Company assume no obligation to update the information in this presentation . Further, the financial statements contained herein were prepared by the Company in accordance with private company AICPA standards . The Company is currently in the process of conforming its financials to comply with public company and U . S . Securities and Exchange Commission (the “SEC”) requirements . Trademarks - Global and the Company own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Global or the Company, or an endorsement or sponsorship by or of Global or the Company . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Global or the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . Industry and Market Information - Information contained in this Presentation concerning Gorilla’s industry and the markets in which it operates, including Gorilla’s general expectations and market position, market opportunity and market size, is based on information from Gorilla’s management’s estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties . In some cases, we may not expressly refer to the sources from which this information is derived . Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and Gorilla’s knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable . In addition, assumptions and estimates of Gorilla’s and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause Gorilla’s future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates . Forward Looking Statements - Certain statements included in this Presentation are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “project,” “plan,” “predict,” “potential,” “target,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of the Company . Some important factors that could cause actual results to differ materially from those in any forward - looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions . These forward - looking statements are subject to a number of risks and uncertainties ; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained ; failure to realize the anticipated benefits of the Potential Business Combination ; risks relating to the uncertainty of the projected financial information with respect to the Company ; the risk that the Company’s target markets may not increase at projected rates ; the size of the Company’s market opportunity may not materialize ; the Company may not be able to successfully scale its business to attract larger, and repeat customers ; customers may not continue to use the Company’s services ; supply chain interruptions ; the Company’s ability to scale its manufacturing capabilities ; the Company many not be able to turn pipeline customers into customers that will provide significant revenues ; defects in products the Company manufactures ; the Company’s ability to successfully expand its product lines and channel distribution ; competition ; the uncertain effects of the COVID - 19 pandemic ; and those factors discussed in documents of Global filed, or to be filed, with SEC, including those factors discussed in Global’s Annual Report on Form 10 - K for the fiscal year ended 2020 , under the heading “Risk Factors” .

Forward Looking Statements (cont . ) - If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither Global nor the Company presently know or that Global and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Global’s and the Company’s current expectations, plans or forecasts of future events and views as of the date of this Presentation . Global and the Company anticipate that subsequent events and developments will cause Global’s and the Company’s assessments to change . However, while Global and the Company may elect to update these forward - looking statements at some point in the future, Global and the Company specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Global’s or the Company’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Use of Non - GAAP Financial Measures - This Presentation includes certain non - GAAP financial measures, including EBITDA, that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non - GAAP financial measures used by other companies . Gorilla and Global believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of Gorilla . These non - GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP . Forward - looking non - GAAP financial measures are provided ; they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation . Important Information for Investors and Stockholders – Global and the Company and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Global’s shareholders in connection with the Potential Business Combination . Investors and security holders may obtain more detailed information regarding the names and interests in the Potential Business Combination of Global’s directors and officers in Global’s filings with the SEC, as well as the Company’s registration statement on Form F - 4 , to be filed with the SEC, that will include a proxy statement of Global in connection with Global solicitation of proxies for the vote by Global shareholders with respect to the Potential Business Combination and a prospectus of the Company . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Global’s shareholders in connection with the Potential Business Combination is set forth in the proxy statement/ prospectus on Form F - 4 for the Potential Business Combination, which is expected to be filed by the Company with the SEC . This Presentation is not a substitute for the registration statement or for any other document that Global may file with the SEC in connection with the Potential Business Combination . Additional Information - If the Potential Business Combination is pursued, the Company intends to file a registration statement on Form F - 4 that will include a preliminary proxy statement of Global in connection with Global solicitation of proxies for the vote by Global shareholders with respect to the Potential Business Combination and prospectus of the Company . Global will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders . INVESTORS AND SECURITY HOLDERS OF GLOBAL ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH GLOBAL’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE POTENTIAL BUSINESS COMBINATION BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL BUSINESS COMBINATION AND THE PARTIES THERETO . The definitive proxy statement/prospectus will be mailed to shareholders of Global as of a record date to be established for voting on the Potential Business Combination . Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www . sec . gov . NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE .

B us i ne ss Key Competitive Advantages • A w a r d W i nn i n g t e c h n o l o g y l e a d e r . • ~ 2 0 y e a r s o f t ec h d eve l o p m en t . • Strategic partnerships with Intel, D e ll E M C & S o f t b a nk . • World Class reference customers & solutions. Transaction • SPAC cash in Trust of $ 169 million • A minimum cash condition to closing of $ 50 million . • Net proceeds support organic growth to 2023 when business is p r o j e c t e d t o b e c a s h p o s i t i v e . • Additional proceeds will allow company to broaden geographic and horizontal coverage . Valuation • Pro forma Enterprise Value of $ 708 million fully diluted basis (zero trust redemptions) . • Attractive entry multiple for a high growth business of 10 . 9 x projected ‘ 22 revenues, representing significant discount to direct public comps and similar SPAC transactions . • A Global leader in Edge AI for video intelligence, IoT security and edge content management . • Advanced platform with flexible deployment via multiple sales channels . • Business has proven unit economics and are expected to be EBITDA p o s i t i ve i n 2021 • Projected path to $ 404 million revenues and $ 180 m EBITDA by 2026 . I Source – Management Estimates

T h e O ppor t uni t y

The Edge Opportunity Mobile Edge Computing market CAGR of 28.9% during 2021 - 2027 (6) Asia - Pacific expected to register the highest CAGR over the forecast period owing to the rising number of IoT integrated devices and the advent of 5G in the region. (2) $61.14 bi lli o n by 2028 (3) C A G R o f 38 . 4% . (4) Worldwide S p e nding o n Edge Computing e x p ec t e d t o Reach $250 B illi o n in 2024. (5) A d o p t i o n o f digital c o ll a b o r a t i o n From a technology perspective, services (including professional and provisioned services) will account for 46.2% of all edge spending in 2024. Hardware follows as the second largest technology category with a 32.2% share of spending, while the remaining 21.6% will go to edge - related software. (1) • • • • IDC predicts that by 2025 there will be 55 . 7 billion connected devices worldwide, 75 % of which will be connected to an IoT platform . IDC estimates data generated from connected IoT devices to be 73 . 1 ZB by 2025 , growing from 18 . 3 ZB in 2019 . Most of this data arises from security and video surveillance, but Industrial IoT applications will also take a significant portion of this data . The global Edge AI software market size is projected to reach USD 3 . 4 billion by 2026 , from USD 713 . 4 million in 2019 , at a CAGR of 24 . 8 % during the forecast period 2021 - 2026 . (source : Valuates Reports, 19 May 2021 ) The global Edge AI hardware market was valued at USD 870 . 9 million in 2020 and is projected to reach USD 3104 . 3 million by 2028 , growing at a CAGR of 20 . 46 % from 2021 to 2028 . (source : Verified Market Research, June 2021 ) ‘’The future is going to be awesome’’ – Demand for Edge AI chips to surpass Cloud AI chips by 2025 . By 2025 , the edge AI chip market will reach USD 12 . 2 billion in revenue , whereas cloud AI chip revenues will reach $ 11 . 9 billion in the same time frame . (source : eeTimes, December 2020 ) (1) Source - Spending Guide by IDC, i - SCOOP (2) Source – Million Insights, PRNewswire (3) Source - Global Edge Computing Market, Grand View Research, VentureBeat (4) Source - Global Edge Computing Market Grand V i e w R e s e a r ch (5) Source - Spending Guide by IDC, Bloomberg (6) Source - Valuates Reports, PRNewswire

The Global 5G Infrastructure Market size was valued at USD 1179.2 million in 2021 and is expected to reach USD 131.40 billion by 2030, with a growing CAGR of 68.83% from 2021 - 2030. (Source – Businesswire) 5G THE NEW CONNECTED “DIGITAL AGE” HAS ARRIVED AND HAS MADE THE PROCESS OF DIGITAL UNLOCKING” AN ABSOLUTE NECESSITY FOR EVERYONE Management estimate - Sensors expected by 2021 Connected devices expected by 2020 People accessing 4G - LTE networks expected by 2020 D ev e l op e r s wo r k in g on p r i v a te A P I s i n 2 016 Total number of apps installed by 2021 Exabytes of mobile data traffic per month by 2020 S e n s o r s D e v i c e s N e t w o rk s A P Is A PP s D at a 34 - 36B Sensors e x p e c t e d b y 2021 19 - 21B Connected devices e x p e c t e d b y 2020 4.8 - 5.4B People a c c e s s i n g 4 G - L T E n et wo r k s by 2020 9 - 10M Developers w o r k i n g o n p r i v a t e A P I s i n 2016 180 - 182B 31+ Ex a b y t e s o f m o b i l e d a ta t ra f f i c p e r m o n th by 2020 T o t a l n u m b e r o f a p ps e x p e c ted t o b e i ns t a ll e d by 2021 S o u n d M a r k e t i n g L o c a t i o n M o t i on L i g h t C h em i c a l H e a t N F C G Billing M o t i on S o c i a l Search Gesture tracking Touch i n te rfa c e s Voice r e co g ni t i on A u g me n t e d reality T r a ns a c t i on data U s e r d a ta F i e l d D a ta I n ve n t o r y d a ta P e r f o r m a n c e data Industry % of t o t a l edge u s e c a s es 202 5 h a r d w a r e v a lue 1 T r a v e l , t r a n sp o r t , and logistics 24% ~$35B - $43B Cross - vertical 9% ~$32B - $40B Retail 10% ~$20B - $28B M e di a a n d e n t e r t a i n m e n t 1% ~$17B - $25B P u bli c s ec t or a n d utilities 10% ~$16B - $24B G l o b a l e n e r g y a n d materials 13% ~$9B - $17B Industry % of t o t a l edge u s e c a s es 2 02 5 h a r d w a r e v a lue 1 A d v a n ced i n d u st r i es 10% ~$5B - $13B Healthcare 10% ~$5B - $13B Infrastructure 6% ~$4B - $11B C h e mi c a l s a n d agriculture 5% ~$4B - $11B B a n k i n g a n d insurance 1% ~$2B - $7B Consumer 4% ~$1B - $5B T o t a l : ~ $ 1 7 5 B - $ 2 1 5 B 1. Hardware value includes opportunity across the tech stack (i.e., the sensor, on - drive firmware, storage, and processor) and for a use case across the value chain (i.e., including edge computers at different points of architecture). Source – McKinsey 0 40 80 120 160 20 1 9 20 2 0 20 2 1 20 2 2 20 2 3 IT equipment on the infrastructure edge 20 2 7 20 2 8 B il . U S D Global Annual CAPEX on Edge 2024 2025 2026 IT equipment on the device edge C o m b i n e d Source - Global CAPEX of edge computing devices and infrastructure 2019 - 2028, Statista

Twilio Cr o wd Strike IBM Cisco C3.ai Palantir Cloudfare ULTNOUS Axis Viseum Keyence Huawei Atlassian E d g e A I A pp l i a n c e s E d g e A I I n f e r en c e Models 5 G - E dg e A I S m a rt Solutions A I L i f e C y c l e E c o s y s t em 5 G N e t w o rk E dg e A I Cloud P la t f o rm I n d e pe n den c e E d g e A I D a t a A n a l y t i cs SaaS E d g e A I C y be r S e c u r i t y Analytics E n d - t o - E nd, i n t eg r a t e d p la t f o rm s e rv i ce N o C o m p e t e n c e L o w C o m p e t e n c e S o m e C o m p et e n c e H i gh C o m p e te n ce Ex p e r t Source: Company websites & information in public domain

Revenue Stream – Edge AI Platform AI SaaS Data Service A na l yt i c W i dg e ts AI M ode l s 40 + I VA s A I A pp li an ce O E M AI Appliance G o r ill a B r an d A I Appliance AI Training/ Deep Learning on the Edge N u m be r o f V i d e o St r e a m s / L ens V o l u m e o f A I A n a l y t i cs A P I c o m p l ex it y N u m ber o f V i d e o St r e a m s / S en s o rs N u m be r o f A I A n a l y t i c s D a t a a c c u m u l a t i o n volume N u m be r o f a n a l y t i c widgets C u s to m i ze d a n a l y t i cs v i a A I t r ai n i ng s e rv i c es Objectives and Key Results (OKRs) – A clearly defined OKR hierarchy that makes sure that everybody contributes to the company goals • Short - term – I n c re a s e th e re c u rrin g re v e n u e • • Medium - terms – Capitalising on the Global Opportunity Long - term – Profitable, generating cash

D r . S p i n c e r K o h L o n g L o ng A l a n L u o F e li x S o n g J a y C h a n d a n D r . S p i n c e r K o h T o m o y u k i Ni i Founder & CEO Interim CFO Chief Technology Officer Chief Solutions Officer Chairman & Director Director Independent Director S ta r d i Y e n C h i e f G r o w t h O ff i cer C h i e f I nn o v at i o n O ff i cer M i k e Wa n g R t . H o n . Ru t h K e ll y G r e g g W a l k e r Hi r a n o Y o i c h i r o ( Pi n a ) SVP - Finance US based Sales Heavyweight US based Tech Heavyweight HEAD – ASIA Independent Director Independent Director Independent Director Bringing decades of experience

Cloud • Central processing of summary data • Big data analysis, complex learning model • C ent r a l cont r o l E d g e • Real time data processing • R e a l t i m e cont r o l ( M 2 M ) • L oc a l d at a f i l t e r i ng a nd caching • At source data visualization I nte r n e t I nt r a n e t C l o u d A p p s Internet G a t ew a y Network Switch S e r v e r Storage Io T G a t e wa y Io T G a t e wa y S e n so r s a n d controllers P r o x i m i t y • A n a l y s e i n p u ts a t s o u r c e t o m ini m is e d a t a t r a n sf er a n d s t o r a g e r e q ui r e m e n ts • In c r ea s e s e c u r i ty • M ini m iz e l a t e n c y ( e s p ec i a ll y f or V R a p p li ca t i o n s < 1 0 m s ) • R e d u c e D A T A t r a ffi c • E n a b l e E D G E - b a s e d m e s h w i th d e v i c es a b l e t o ta l k t o e ac h o t h er a n d o r / d i r e c t l y

Moving AI processing to the edge is highly e c o n o m i c a l & co s t e ff e c t i v e . O n l y processed, highly valuable data is sent to the cloud . So, whilst sending and storing huge amounts of data is still expensive, smaller devices at the edge have become computationally powerful, taking after Moore’s Law . One of the greatest benefits of Edge AI is the much faster speed at which data is p r o c e ss e d & s t o r e d , e sp e c i a ll y f o r applications that require real - time processing. Edge computing makes it possible to guarantee that private data never leaves the local device. Edge computing d i s t r i b u te s p r o c e ss i n g , s to r a g e , a nd applications across a wide range of devices and data centers, which makes it difficult for any single disruption to take down the entire network. Can work without connectivity . With IoT edge computing devices and edge data centers positioned closer to end - users, there is less chance of a network problem in a distant location affecting local customers . C O S T L A T E NC Y S E CURI T Y R E L I AB I L I T Y 4 Major Reasons

Cap t u r e  I nfer  Al er t  A n al y s e I n te l C PU • I n t e l VP U • N V I D IA GPU G o r ill a A I M o d e l s • Optimized Inference • IVA Cores • Endpoint Protection A I M o d e l s Vi s i o n A I I nf e r en ces C y b e r A I I n f eren c e s A I App lia n ce s Vi s i o n A I A pp li c a t i o n s C y b e r A I A p p l i c a t io n s A I S aa S A I B i g D at a A n a l y t i cs A I H y p e r L e a rn i n g G o r ill a A I S a a S • AI Big Data Analytics • AI ML/DL Hyper Learning SaaS • 5G Edge AI Cloud SaaS Security / Go v e r n m e nt B u il d i ng & Factory Transportation, L o g i s t i c s , A D A S & Connected Cars R eta il , F i n a n c e & Entertainment I n d u s t r i a l M e d i c a l G o r ill a V i s i o n A I Ap p li a n ce s • Vision AI Series • Rugged Vision AI • M o bil e Vi s i o n A I • C y b e r A I A I A pp li a n c e s Vi d e o A n a l y t i cs I n f e ren c e (CPU - Optimized) A I T ool k i t s Re l e a se i n 202 2 Human Intrusions Vehicles Emotions Behavior Objects A I Sa a S Re l e as e i n 202 2 C y b er s e c u r i t y A n a l yt i c s I n f er e n ce ( C P U / O S O p t imi z e d ) Network End - Point Identity Prevention D e t ec t i o n Re s p o n s e

How does it work? E d g e C o m p u ti ng G o ri ll a A I A p p l i a n c e IO T D e v i ce s G o r i ll a A I T oo l k i t N e tw o r k E d g e S e rv e r / C l o u d C o m p u ti ng AI D a t a G o r i ll a D a t a s e t S e r v i c e G o r i ll a T r a i n i n g S e r v i c e G o r i ll a M o d e l O p t i m i z a t i o n S e r v i c e G o r i ll a A I H y p e r L e a rn i n g S a a S D a t a A n a l y t i c s Workstation G o r i ll a A I B i g D a t a A n a l y t i c s S aa S A I S aa S Ap p l i c ati o n N ew A I A n a l y t i c s

Platform Independent AI Software for Massive AI - SOC and Extended Market I nte l ® X e o n ® P r o c e s s o r I nte l ® T i g e r L a k e S e r i e s I nte l ® C o r e Ʀ - i P r o ce sso r I nte l ® K ee m Ba y A c c e l e r at o r I nte l ® A t o m ® P r o ce sso r n V i d i a G P U S e r i e s n V i d i a J e t s o n S e r i e s I nte l ® K ee m Ba y S t a n dal o n e (a r m + I n t e l V P U ) A R M C o r t e x - A Se r i e s O D M W i n d o w s C en t O S 6 / 7 / 8 U b un t u 14 . 0 4 / 16 .0 4 / 18 . 0 4 / 19 .0 4 / 20 . 0 4 W i n d o w s S e rv e r I o T OS An d r o i d Th i n g s Snappy W i n d o w s I o T Raspbian A m a zo n F r e e R T O S E m b e dd e d L i n u x Op t i m i z e d A I – S O C D e v e l o p m e nt OD M Se r v i c e A io T S ec u r it y D e v e l o p m e nt OD M Se r v i c e Q 3 Q4 Q4 2021 Q 1 Q 2 Q3 2022 Q 1 Q 2 Q3 A R M Q u a l c o m m S e r i e s A R M C o r t e x - M Se r i e s G o og l e T P U S e r i e s

Investors Partners Awards B e s t E dg e C o m pu t i ng P r o d u c t I n t e r o p T o k y o , J a p a n, 2 0 19 I n t e l Pa r t n e r o f t he Year Award Best Innovative Design 2020 Fa c e R ec o g n i t i o n Te s t FRVT – Top 20 N a t i o n a l P o li c e I n f o r m a t i o n Service Awards 2018, 2019 Industry Telekomunikasi Indonesia

Kaohsiung Transportation Bureau 10,000% Increase in Traffic Enforcement Gorilla implemented a project deploying AI solutions in order to collect data, raise s a f e t y awa r e ne s s a nd h e l p l a w e nf o r ce m e nt p r ot ec t t h e i r c i t iz e ns Failure of urban design to integrate traffic flow, lack of law enforcement & poor dissemination of road rules are some of the root causes of traffic violations in dense urban areas . These issues were top of mind for lawmakers at the Kaohsiung City Government in Taiwan when trying to address persistent road violations at most of their city’s intersections . Gorilla partnered with the Kaohsiung T r a n s p o r tat i o n B u r e a u : • Use advanced video to identify traffic violations • Catch traffic infractions almost in real time • R e du c e p o li c e d e pl o y m e nt • I n c r e as e e n f o r ce m e n t • L o ng t e r m , c h a n g e t r a f f i c m a n a g e m e nt patterns C ha ll eng e Solution R e s u lt Gorilla deployed a sophisticated EDGE AI solution to monitor major intersections : • Ability to monitor and identify traffic violations using real - time video • In one intersection, took violations identified from 3 /day to 305 /day • Long term goals to decrease the number of infraction by 50 % through monitoring and through better traffic management at intersections • Ability to launch other traffic/city management related services on top • Deployment cost a fraction of non - EDGE solution N o te : F u r th e r Ca s e Stud i e s a t t a c h e d i n the A pp e n d i x

Growth

Note: Amounts are in US Dollars. • • • • • The projected revenues, and margins, are Gorilla management’s management forecasts, based on its historical experience, curre nt market conditions, and expectations regarding the demand & growth of the Edge AI market. • See the disclosures on slide 2 entitled “Projections” and slide 3 entitled “Forward Looking Statements” for an expanded descr iption of the nature of such assumptions and projections. • The projections are highly dependent upon and impacted by: o A p o s t - p a n d emic r e c o v e r y g l o b a lly o At least $50 million of gross cash from the merger, needed to generate 2022 & 2023 results, and an additional $25 million before 2024, in order to execute the entire above plan o On time completion of De - SPAC is early in Q1 o On a intensive hiring programme. No staff attrition consequent upon the merger - including especially in senior sales roles o On securing a large contract, the management is currently working on Sales colleagues will become increasingly productive, reaching their peak productivity within 18 months Revenues from new lines of business will start to be recognized on closing a sale (no delivery lead times) Modelling does not show P&L impact of share - based incentive payments for management colleagues Model assumes 75% y - o - y retention of New lines of business $65M 2022 2023 2024 2025 $90M $151M $254M 2026 $402M 52% Average G r o wt h o v e r 5 Years 45% 2026 EBITDA 56% 202 6 G r o s s Margins

Cost Management whilst Maintaining Growth R ev e nu e G r o w th G eo g r a p h i c al B r e a k d o w n o f S a l e s Note: Revenue breakdown reported In USD Source – Management Estimates 3.0% 6 . 7% 10 .8% 14 .2% 16 .1% 17 .5% 17.0% 19 .0% 21 .0% 22 .2% 23 .1% 22 .8% 65 .9% 51 .8% 37 .7% 25 .8% 17 .9% 12 .3% 0.0% 6.5% 12 .7% 18 .9% 23 .0% 26 .2% 14 .0% 16 .0% 17 .8% 19 .0% 19 .9% 21 .2% 0 . 0% 1 0 . 0% 2 0 . 0% 3 0 . 0% 4 0 . 0% 5 0 . 0% 6 0 . 0% 7 0 . 0% 8 0 . 0% 9 0 . 0% 1 0 0 . 0 % Y 2 0 2 1 Y 2 0 2 2 Y 2 0 2 3 Y 2 0 2 4 Y 2 0 2 5 Y 2 0 2 6 Japan SE Asia Taiwan USA EU + ME $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 $450,000,000 2 0 2 1 2 0 2 2 2 0 2 5 2 0 2 6 A I S o l u t i o n s 2023 2024 New AI Products

Cash Positive by 2023 Note: GP, EBITDA, Cashflow reported In USD Source – Management Estimates $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 Gross Profit E B I TD A Op Cash Flow - 1 0% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 E B I TD A M a r g i n GP M a r g i n Op Cash Flow Margin

H o w i t a l s t a c k s up !

Business Models & Sales Structures SaaS • Unique product positioning, with significant d i ffe r e n t i ato rs t o c o m p e t i t i o n • Proven track record with proven growth stories • G e n e r at i ng h i g h gr os s m a r g i n s , p a t h t o profitability • Highly visible SaaS models with proven revenues Edge AI • Exceptional market reception to the products w i t h st r o ng i n t e ll e c t u a l pr o p e r t i e s . • G en e r a t i ng h i g h g r os s m a r g i n s , p a t h t o profitability • R a p i d l y e vo l v i ng w i t h t he m a r ke t n e e d s • L o c a l t o G l o b a l e x p a n s i o n pr oo f Automation Technology • Unique product positioning, with significant d i ffe r e n t i ato rs t o c o m p e t i t i o n • H av e r e p e at e d l y o u t p e r f o r m e d m a r ke t expectations • P l a t f o rm o ffe r i ngs • Strong R&D support & innovation pipeline

0. 0 X 10. 0 X 20. 0 X 30. 0 X 40. 0 X 50. 0 X 60. 0 X Overall G o r ill a : 10.9x S a a s : 2 8 . 1 x ( 17 . 9 x t o 36.4x) A u t o m a t i o n Tech: 10.6x ( 5 . 9 x t o 12.1x) Overall Av e r a g e : 17.9x 2022 Revenue Multiples (EV/Revenue) – average & lower to upper quartile E d g e A I : 15.0x ( 6 . 5 x t o 13.2x) G o r il l a S a a S A u t om a t i o n T e ch E dg e A I Source – Data Source: S&P Capital IQ and Management desktop research & analysis. The closing stock prices of the comparable companies included above are as of November 22, 2021

(1) Contingency for incremental growth (organic or M&A) Note: Use of proceeds reported In USD, $ millions Source – Management Estimates Based on management’s forecasted expenditures (including Transaction costs) remaining in 2021 and up through 2023.

Connecting businesses to people, people to services, industries to consumers & business partners USA Hiring key sales staff . Enable partnerships across vast ecosystems that are redefining industries and creating new business models . T A I W A N & A P A C • To provide growth opportunities • To protect your h o m e b a s e • To be aware of all potential threats to your business R E S T OF A S IA C a pi t a li z e o n t he c u r r e nt relationships in APAC and while expanding market access and raising innovation. E U & M E Strategic hiring of key sales heads in key markets, with focus on the b a cke nd i n f r as t r u c t u r e .

Creating significant value - add for Customers Es ta bli s h s t r a t e gi c p o s i t i o n & I n c re a s e W i n Rate G a i n k e y m a r q ue e c li en t s i n U S & E u r o p e C re a t i n g a n i n t e g r a t ed gl o b a l f oot p r i n t & Ma n a g e d S e r v i ces platform C re a t i n g s i g n i f i c a n t competitive a d v a n ta g e s t h r o u g h collaboration G o r i ll a G r o u p Va l u e A dd i n g Business Network L o c a l K n o w - How Investment Partnerships & Collaboration 1 • Our unique product positioning will be central to help further our winning strategy 2 • Create a foothold by building local sales, pre - sales and technology customer centric teams in US & Europe • Establishing trust and building relationships 3 • B u i l d b r a nd a w a r en e s s • E nh a n ce c r ed i b i l i t y a m o ng s t c u s to m e rs • Cr e a t e B a rr i e r s f o r n e w en t r a n t s 4 • Creation and further development of strategic s y n e r g y w i t h i n d i f f e r e nt r eg i o n s . • Keep customers that want to graduate from Local to Global • B e a b l e t o p r o v i d e f u l l b r e a d t h o f s e r v i c e s • A I l i f e c y c l e m a n a ge m ent I n v e s t m e n t o f U S D 10 0 M S S tr tr a a te te g g y y $$$ S h a re $$$ Share $$$ S h a r e

T h e T ran s a c t io n

Assumptions : Go r ill a S h a r e h o l d e r s Source of Funds: Assumes full Trust amount, assuming no redemptions by Global's existing public shareholders, which satisfies the $50 million minimum cash condition to closing Use of Funds: Estimated Fees & Expenses include all legal & financial fees related to the merger transaction Pro Forma Illustrative Primary Ownership includes only (i) existing SPAC 21.75 million shares (16.75 million public, 4.19 million Founder shares, 0.1 million u/w, 0.7 million IPO PIPE) and (ii) 65 million rollover shares to existing Gorilla shareholders, while excludes (iii) shares issuable from exercise of 13.1 million outstanding warrants with a strike price of $11.50 S o ur c e s & U s es P r o F o r m a V a l u a t i o n (in millions) (in millions, except share price) So u r c e s o f F u n d s Gorilla Rollover Equity $657 Share Price (per share) $10.10 Estimated Cash in Trust (post - closing) $169 Pro Forma Shares Outstanding $87 T o ta l S o ur c e s $826 T o ta l E q u i t y V a l u e $876 Plus: LT Debt $11 U s e s o f F u n d s Less: Existing Cash & Excess Working Capital ($20) Gorilla Rollover Equity $657 Less: Net Cash from Transaction ($159) Estimated Fees & Expenses $10 P r o F o r m a E n t e r p r i s e V a l u e $708 Net Cash to Balance Sheet $159 T o ta l U s es $826 Illustrative Post - Transaction Ownership Pr o Fo r m a R eve n u e M u l t i p l es S P A C S p o n s or & u / w P u b li c S h a r e h ol 6% ders 2022P Revenue $65 19% 2023P Revenue $93 P r o Fo rm a E n t e r p r i s e V al u e / 2022 P R eve nu e 10.9x P r o Fo rm a E n t e r p r i s e V al u e / 2023 P R eve nu e 7.6x 75%

Strong anticipated growth prices the transaction at a discount to Selected Peer Multiples Source – Data Source: S&P Capital IQ and Management desktop research & analysis E V / 2 0 2 2 E Re ve n ue s E V / 2 0 2 6 E Re v enues E V / 2 0 2 6 E E B I T D A • Implied Future EV – Using a future valuation date of 31 Dec 2025 , Gorilla’s EV is calculated by applying 2026 E revenue of $ 403 m to an EV / NTM Revenue multiple range of 10 . 1 x – 20 . 6 x based on blended upper and lower peer quartiles, which results in an implied midpoint future EV of $ 6 . 2 billion . The midpoint of $ 6 . 2 billion would represent 772 % upside to Transaction EV . • Implied discounted EV - Gorilla’s implied future EV is then discounted 20 % p . a . over a 4 - year period to arrive at an implied present value of $ 3 . 0 billion . The midpoint of $ 3 . 0 billion would represent 321 % upside to Transaction EV . • The fully diluted proforma transaction value of $708m reflects a discount of over 75% to the present value of $3.0 billion. $4 . 0 6 b ill i o n $8 . 2 9 b ill i o n $1 . 9 6 b ill i o n $4 . 0 0 b ill i o n $70 8 mill i o n Implied EV Based on Selected Comparable Companies T r a n s ac t io n V a l ue Implied Future EV Implied Discounted EV FD Transaction EV Im p l i e d M u lt i p l e s 10.9x 10.1x to 20.6x 4.9x to 9.9x 1.8x 23.4x to 47.7x 11.3x to 23.0x 4.1x

Build Evaluate, invest and grow "To play THE leading role in Edge AI, by offering transformational solutions, leveraging innovation, skills and distinctive technologies with the goal of generating value for all stakeholders” Sustainability Embedded in all of Gorilla’s activities Innovation Turning ideas into strategy People Support, training and motivation

Appendix

Strong fundamental credentials, 20 years in Security & AI 20 0 1 20 1 0 20 1 6 20 1 7 20 1 8 20 1 9 20 2 0 F o u n d e d : 20 0 1 H Q a nd R & D C en t r e i n T a iwa n L a u n c h e d Se rv e r B a s e A I • Facial R e c o g n i t i o n i n Media • LPR/Vehicle r ec o g n iti o n i n Security • D PI o n N e tw o r k Security. Developed Edge AI • Video Analytics • Cyber A n a l y ti c s L a u n c h e d E d g e AI • V e M o T M E dg e A I P la t f o r m • IVAR TM Video Application • NSGurad TM C y b e r s ec u r i t y Application I nte l C e r ti f i e d • First O p e n V I N O TM C V p a r t n e r • IVAR TM Market Ready Solution - I nte l P a r t n e r o f t he Year G l o b a l Op e r ati o n s in 9 Countries E m p l o y e e s : 23 0 L e a d e r i n E d g e A I I VA R TM w i ns B e s t E d g e C o m p u ti ng A w a r d i n T o k yo InterOp G o r ill a & D e l l A I E x p e r i e n c e Z o n e I nte l B e s t I n n o v ati o n Design P a t e n t s App li e d i n T a iwa n , Ch i n a , U S A, E u rop e T o ta l G r a n t e d P a t e n t s – 24 T o t a l U n d e r R e v ie w P a t e n t s – 8

Taoyuan Airport Taiwan, Smart City Approach 50% Reduction in response time Th e pr o j ect s u nd e r take n b y G o r ill a f o r Taoyuan Airport show that edge AI and video analytics have the power to manage high - volume, high - density environments w i t h a cc u r a c y. Th e s e k i n d s o f s o l u t i o ns c a n benefit security personnel and increase overall safety for travelers. The airport approached Gorilla to prepare for Taiwan hosting several large events, with several key objectives : Identify and monitor suspicious people and activities • Se a r c h f o r s p ec i f i c t r a v e l e rs • M o n i t o r v e h icl e a cce s s i n r e s t r ic t e d a r e a s • Disease monitoring and health/safety compliance • M a in t a in p a ss e nger s a t i s f a c t i o n C ha ll eng e Solution R e s u lt Gorilla deployed an EDGE AI solution knitting t o g e t h e r nu m e r o us c a m e r a s a nd s e n s o r s to : • Find and track suspicious or lost passengers through face recognition • Vehicle tracking via license plate matching and v i d e o m o n i to ring t ec h n o l o g y • Video and GPS tracking of all ground supply vehicles for coordination of logistics and support • M as k d e t ec t i o n f o r t h e e n t ire a ir p o rt • S e a r c h 200 , 00 0 r ec o rd s / 1 m i n

Taiwan Criminal Investigation Bureau Days to Minutes Reduction in response time Th e u p gr a d e d v e h i c l e s ea r c h p l at f o r m e ff ec t i v e l y co n n ec t e d t h e d ata b a s e s fr o m e a c h c i t y a nd t h e i r t r a n sp o r tat i o n hu b s . W her e a s pr e v i o u s s ea r c he s w o u l d tak e s e v e r a l d a ys t o f i nd a ta r g e t e d v e h i c l e , t h i s solution dramatically shortens vehicle search times to less than 1 minute. The CIB is responsible for supervision and deployment of all criminal police work, prevention and investigations . CIB prevents organizational and economic crime, oversees judicial police, monitors suspicious communications and implements criminal forensics . T he C h a l le n g e : • Locate target vehicles across the whole c o u n t ry i n r e a l - t i m e • Over 8 million vehicle data points are hosted separately by different city authorities C ha ll eng e Solution R e s u lt T he S o l u t i o n : • Deploy RFID - based vehicle verification solution across 22 cities including airports, ports and transportation hubs • Establish national vehicle search platform integrated with a vehicle tracking database that collates various police bureaus’ data • Display vehicle path with detailed vehicle a tt r i bu t e s ( L P R, c o l o r, t yp e ) Additional case studies in Appendix

Taipei Medical University Hospital The hospital is located in central Taipei and houses 800 hospital beds and over 2000 employees . With the recent restrictions for Covid - 19 placed on medical facilities, administrators were looking for an expedient way to usher in patients and staff to the building — all the while following the pandemic guidelines and keep e v e ry o ne sa f e . G oa l s i n c l u d e d : • Ensure mask wearing and temperature checks • C o n t r o l a cce s s p ri v il e g e s • L i m i t s u r f a c e c o n ta c t • Maintain perfect records to enable contact tracing • L o ng t e r m , c h a n g e t r a f f i c m a n a g e m e nt patterns C ha ll eng e Solution R e s u lt G o r i l l a d e p l o y e d A I - d r i v e n s c r e e n s t a t i o ns containing: • Intel CPU and hardware • Real Sense Camera and thermal sensor • G o r ill a ’ s so f t w a r e The screen stations were able to control access in and out of the hospital’s main entrances during t he p a nd emic , le a d i ng t o s t unn i ng r e s u l t s : • A d ec r e a s e i n o p e r a t i o n a l c ost s b y ov e r 50% • C o n t r o ll e d a cce s s t o p o t e n t i a ll y s ic k v i s i t o r s • Comprehensive monitoring system which i mme d i a t e l y a l e r t e d t h e o n - dut y st a f f 50% Reduction in costs

Enhancement of Ground Vehicle Management 15 seconds Vehicle Verification V i o l at i o n s dr o pp e d b y 37 1 t i m e s p e r m o n t h a f t e r s y s t em w e nt o n li ne. Automatic vehicle verification can be done w i t h i n 1 5 s eco n d s a t t h e c h e ck p o i nt a r e a Taoyuan is the 10 th busiest airport by international passenger traffic . It is Taiwan’s largest international airport handling 42 . 3 million passengers and 2 . 1 billion kilograms of freight annually . T he C h a l le n g e : • Ensure safety as well as operational efficiency o f t he gr o und c r e w t o avo i d f li ght d el a ys • Manage service vehicles used for various purposes and keep them continuously moving on their defined routes C ha ll eng e Solution R e s u lt T he S o l u t i o n : • Verify authorized vehicles by checking both li ce n s e p l a t e s a nd R F I Ds • Monitor vehicle movements and identify pr o h i bi t e d a r e a i n t r u s i o ns • Trigger alerts for violations in real time • View and search violations and event clips in t he m a n a g e me n t pl a t f o r m

G B K S t a d i u m , I n d o n e s i a P o s t - P a n d e m i c M a n a g e m e nt M a j o r S m a rt L i g h t i n g C o m p a n y , U K En v i r o n m ent a l M o n i to r i ng Taoyuan International Airport, Taiwan Airport Safety & Security T a i w a n R a il w a y s A d m i n i s tr a t i o n S tat i o n S a f e t y & Sec u r i t y T a i w a n I n t e r n a tio n a l P o r ts C o r p o r a t i o n Port Safety & Security Portland International Airport, US Airport Safety & Security

D a n o n e - L ead i n g F oo d C o m pany , I nd o ne s i a P o s t - p a n d e m i c Wo r k p l ac e S a f et y Management E xx o n M o b i l - D i g i t a l G a r a g e , T h a il a n d Sec u r i t y a nd A cce s s C o nt r o l Sy s t em A I S - T h a il a n d ' s L a r g e s t M o b il e O p e r a t o r En t e r p r i s e & R e ta i l Sur v e ill a nce Sy s t em Leading Automotive Manufacturer, Japan S i t u a t i o n M a n a g e m e nt f o r A D A S A u r e s y s & M a s t e r C a r d , S i n g a p o r e Sec u r e d F R - b a s e d p a y m e nt L u x o tti ca G r o u p , U S Sec u r i t y a nd A cce s s C o nt r o l Sy s t em

T a i w a n C e n t e rs f o r D i s e a s e C o n tro l M a s k W e a r i ng S tat i s t i c s C e n tr al W e a t h e r B u r e a u , T a i w a n C l o u d A n a l y s i s & W e at h er P r e d i c t i o n A g e n cy o f C o rr e ct i o n s , T a i w a n I n m at e M a n a g e m e nt Criminal Investigation Bureau, Taiwan V e h i c l e T r a ck i ng Criminal Investigation Bureau, Taiwan Su sp ec t T r a ck i ng R o y a l T h a i P o li c e , T h a il a n d Su sp ec t T r a ck i ng